UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 20, 2017

1st Source Corporation
(Exact name of registrant as specified in its charter)

Indiana	0-6233	35-1068133
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

100 North Michigan Street, South Bend, Indiana 46601
(Address of principal executive offices) (Zip Code)

574-235-2000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07    Submission of Matters to a Vote of Security Holders
The following actions were taken by the shareholders of 1st Source Corporation (the “Company”) at the annual shareholders' meeting held April 20, 2017:
1.Election of Directors
The directors named below were elected to the Board of Directors, as follows:
Terms Expiring in April, 2020:

Nominee	Votes For	Votes Withheld	Broker Non-Vote
Vinod M. Khilnani	22,126,190	261,658	2,841,268
Rex Martin	20,044,959	2,342,889	2,841,268
Christopher J. Murphy III	21,820,865	566,983	2,841,268
Timothy K. Ozark	21,850,416	537,432	2,841,268
In addition, the following directors continued in office after the 2017 annual meeting:

Terms Expiring in April, 2018:	Terms Expiring in April, 2019:
Allison N. Egidi	Daniel B. Fitzpatrick
Craig A. Kapson	Najeeb A. Khan
John T. Phair	Christopher J. Murphy IV
Mark D. Schwabero
2.Advisory Approval of Executive Compensation
The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was enacted on July 21, 2010, contains a requirement that publicly traded firms, like the Company, permit a separate, non-binding advisory shareholder vote to approve the compensation of the Company’s executive officers.

Votes For	Votes Against	Votes Abstain	Broker Non-Vote
22,142,124	132,603	113,121	2,841,268
3.Advisory Approval of Frequency of Future Advisory Votes on Executive Compensation
Section 951 of the Dodd-Frank Act requires the Company to seek a non-binding advisory shareholder vote to permit shareholders to express their views on how often shareholders will vote on the Company’s executive compensation as disclosed in the applicable Compensation Discussion and Analysis, executive compensation tables and related narrative disclosure. Under the Dodd-Frank Act, this vote can take place every one, two, or three years.

Every Three Years	Every Two Years	Every One Year	Votes Abstain	Broker Non-Vote
14,849,093	79,453	7,362,907	96,395	2,841,268
4.Ratification of the appointment of BKD LLP as 1st Source Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2017
The Audit Committee has appointed BKD LLP as the independent registered public accounting firm for 1st Source for the fiscal year ending December 31, 2017.

Votes For	Votes Against	Votes Abstain	Broker Non-Vote
25,154,631	12,455	62,030	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1st SOURCE CORPORATION
(Registrant)

Date: April 25, 2017	/s/ ANDREA G. SHORT
Andrea G. Short
Treasurer and Chief Financial Officer
Principal Accounting Officer